UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☑

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule § 240.14a‑12

PDF SOLUTIONS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing proxy statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0-11.

PDF / SOLUTIONS VOTE

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Online

Go to **www.investorvote.com/PDFS** or scan the QR code – login details are located in the shaded bar below.

Votes submitted electronically must be received by 11:59 P.M. PDT, June 15, 2026.

Stockholder Meeting Notice

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Important Notice Regarding the Availability of Proxy Materials for the PDF Solutions, Inc. Stockholder Meeting to be Held on June 16, 2026

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and 2025 Annual Report to Stockholders are available at http://www.edocumentview.com/PDFS.

www.investorvote.com/PDFS

Easy Online Access — View your proxy materials and vote.

Step 1: Go to **www.investorvote.com/PDFS.**
Step 2: Click on the icon on the right to view meeting materials.
Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.
Step 4: Make your selections as instructed on each screen for your delivery preferences.
Step 5: Vote your shares.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 2, 2026, to facilitate timely delivery.

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Stockholder Meeting Notice

PDF Solutions, Inc.'s Annual Meeting of Stockholders will be held on June 16, 2026, at PDF Solutions, Inc., 2858 De La Cruz Boulevard, Santa Clara, CA 95050, at 10:00 A.M. PDT.

Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.

The Board of Directors recommends a vote FOR the listed nominees and FOR Proposals 2, 3, 4, and 5:

1. Election of Directors:
   01 - Joseph R. Bronson
   02 - Ye Jane Li
2. To ratify the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2026.
3. To approve our Eleventh Amended and Restated 2011 Stock Incentive Plan.
4. To approve our Third Amended and Restated 2021 Employee Stock Purchase Plan.
5. To approve, by a non-binding advisory vote, the 2025 compensation of our named executive officers disclosed in the Proxy Statement.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Information on how to attend the Annual Meeting and vote in person, as well as any special requirements for admission, can be found in our proxy materials online.

Here's how to order a copy of the proxy materials and select delivery preferences:

Current and future delivery requests can be submitted using the options below.

If you request an email copy, you will receive an email with a link to the current meeting materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials.

– **Internet** – Go to **www.investorvote.com/PDFS.**

– **Phone** – Call us free of charge at 1-866-641-4276.

– **Email** – Send an email to investorvote@computershare.com with "Proxy Materials PDF Solutions, Inc." in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials.

To facilitate timely delivery, requests for a paper copy of proxy materials must be received by June 2, 2026.

Your **Vote** Counts!

PDF SOLUTIONS, INC.

2026 Annual Meeting

Vote by June 15, 2026

11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

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You invested in PDF SOLUTIONS, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 16, 2026.**

Get informed before you vote

View the Annual Report, Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 02, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 16, 2026
10:00 AM PDT

PDF Solutions, Inc.
2858 De La Cruz Blvd.
Santa Clara, CA 95050

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

PDF SOLUTIONS, INC.
2026 Annual Meeting
Vote by June 15, 2026
11:59 PM ET

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Joseph R. Bronson	For
1B	Ye Jane Li	For
2.	To ratify the appointment of BPM LLP as our independent registered public accounting firm for the year ending December 31, 2026.	For
3.	To approve our Eleventh Amended and Restated 2011 Stock Incentive Plan.	For
4.	To approve our Third Amended and Restated 2021 Employee Stock Purchase Plan.	For
5.	To approve, by a non-binding advisory vote, the 2025 compensation of our named executive officers disclosed in the Proxy Statement.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

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322,224
148,294

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